UNITED STATES
                   SECURITIES AND EXCHANGE COMMISSION
                          WASHINGTON, DC 20549


                               FORM 8-K


                        CURRENT REPORT PURSUANT
                     TO SECTION 13 OR 15(D) OF THE
                    SECURITIES EXCHANGE ACT OF 1934


  Date of report (Date of earliest event reported):  April 8, 2005

                      COMMERCIAL BANKSHARES, INC.
 ____________________________________________________________________
        (Exact Name of Registrant as Specified in Its Charter)

                               Florida
 ____________________________________________________________________
            (State or Other Jurisdiction of Incorporation)

            33-67254                       65-0050176
 ____________________________________________________________________
    (Commission File Number)    (IRS Employer Identification No.)


       1550 S.W. 57th Avenue, Miami, Florida             33144
 ____________________________________________________________________
     (Address of Principal Executive Offices)          (Zip Code)

                           (305) 267-1200
 ____________________________________________________________________
        (Registrant's Telephone Number, Including Area Code)

                                N/A
 ____________________________________________________________________
    (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     ____ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     ____ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     ____ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     ____ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))











ITEM 4.01  Changes in Registrant's Certifying Accountant.

On April 8, 2005, Commercial Bankshares, Inc. (the "Company") engaged Crowe Chizek and Company, LLC as its independent registered certified public accounting firm for the year ended December 31, 2005 and the interim periods prior to such year-end. The decision to retain Crowe Chizek was approved by the Company's Audit Committee.

During the two calendar years ended December 31, 2004 and 2003 and all subsequent interim periods, neither the Company nor anyone acting on behalf of the Company consulted with Crowe Chizek regarding either (i) the application of accounting principles to a specified transaction (either completed or proposed), (ii) the type of audit opinion that might be rendered on the Company's financial statements, or (iii) any matter that was either the subject of a disagreement or reportable event identified in paragraph
(a)(1)(iv) or (a)(1)(v) of Item 304 of Regulation S-K.













                              SIGNATURES


The Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    COMMERCIAL BANKSHARES, INC.


Date:  April 11, 2005               By:  /s/  Jack J. Partagas
                                        _________________________

                                        President and Chief Operating Officer